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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                        FORM 8-K



                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  August 27, 1999


                              BATTLE MOUNTAIN GOLD COMPANY
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Nevada                         1-9666                 76-0151431
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                      IDENTIFICATION NO.)


 333 Clay Street, 42nd Floor
      Houston, Texas                                              77002


(ADDRESS OF PRINCIPAL EXECUTIVE                                 (ZIP CODE)
           OFFICES)

                           ----------------------------------

           Registrant's telephone number, including area code:  (713)650-6400

                                     Not applicable
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

     5.1 Attached hereto as Exhibit 10 and incorporated by reference herein is a letter dated August 27, 1999 granting an extension of certain dates contained in the Company's outstanding loan agreement with Canadian Imperial Bank of Commerce, as amended.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

     10   Letter dated August 27, 1999 from Canadian Imperial Bank of Commerce


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned duly authorized.

Date: September 3, 1999                BATTLE MOUNTAIN GOLD COMPANY
                                       (Registrant)



                                       By:  /s/ JEFFREY L. POWERS
                                          ------------------------------------
                                       Name:    Jeffrey L. Powers
                                       Title:   Vice President and Controller
                                                (Chief Accounting Officer)